UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 19, 2006 (May 17, 2006)
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

Attached hereto as Exhibit 99.1 is the Underwriting Agreement, dated as of May 17, 2006, by and among the Company and the parties listed therein relating to the Company’s offering of 5,000,000 of its 7.875% Series B Non-Cumulative Preferred Shares.

ITEM 9.01             Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Underwriting Agreement, dated May 17, 2006, by and among Arch Capital Group Ltd. and the parties listed therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: May 17, 2006	By:	/s/ John D. Vollaro
Name: John D. Vollaro
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Underwriting Agreement, dated May 17, 2006, by and among Arch Capital Group Ltd. and the parties listed therein.